SECURITIES AND EXCHANGE COMMISSION
                      Washington, D.C.  20549

                               FORM 8-K

                      CURRENT REPORT

                 Pursuant to Section 13 or 15(d) of the
                    Securities Exchange Act of 1934


Date of Report (date of earliest event reported): 25-Apr-01

CENTEX CREDIT CORP HOME EQ LN
    ASSET BACKED CERT SER 2001 A
(Exact name of registrant as specified in its charter)


          Delaware                           333-93255-06           75-2851805
(State or Other Jurisdiction           (Commission      (I.R.S. Employer
of Incorporation)                        File Number)     Identification No.)


2728 North Harwood Street
Dallas, Texas                         75201
(Address of Principal Executive Offices)                        (Zip Code)



Registrant's telephone number, including area code:      (214) 981-5000
Item 5. Other Events

On April 25,2001 a scheduled distribution was made from the Trust to holders of the Certificates. The Trustee has caused to be filed with the Commission, the Monthly Report dated April 25, 2001.
The Monthly Report is filed pursuant to and in accordance with
(1) numerous no-action letters (2) current Commission policy in the area.

A.   Monthly Report Information
     See Exhibit No.1


B.   Have and deficiencies occurred?  NO.
        Date:
        Amount:

C.   Item 1: Legal Proceedings:  NONE

D.   Item 2: Changes in Securities:   NONE

E.   Item 4: Submission of Matters to a Vote of
     Certificateholders:  NONE

F. Item 5: Other Information - Form 10-Q, PartII - Items 1,2,4,5 if applicable: NOT APPLICABLE


Item 7. Monthly Statements and Exhibits
        Exhibit No.

   1.)      Monthly Distribution Report Dated:          25-Apr-01


Centex Credit Corp
Home Equity Loan Asset Backed Certificates, Series 2001-A

STATEMENT TO CERTIFICATEHOLDERS

Distribution Date:                       25-Apr-01

DISTRIBUTION SUMMARY


           Original   Beginning Certif Principal  Ending Certificate
 Class   Face Value       Balance     Distribution    Balance
A-1      133000000.00    133000000.00  4605960.94   128394039.06
A-2       59000000.00     59000000.00        0.00    59000000.00
A-3       70000000.00     70000000.00        0.00    70000000.00
A-4       80000000.00     80000000.00        0.00    80000000.00
A-5       41300000.00     41300000.00        0.00    41300000.00
A-6       43000000.00     43000000.00        0.00    43000000.00
A-7       48700000.00     48700000.00   129203.20    48570796.80
X-IO             0.00            0.00        0.00           0.00
R                0.00            0.00        0.00           0.00
TOTAL    475000000.00    475000000.00  4735164.14   470264835.86


           Interest     Pass-Through     Total
 Class   Distribution       Rate      Distribution
A-1          625100.00        5.64000%  5231060.94
A-2          275825.00        5.61000%   275825.00
A-3          345916.67        5.93000%   345916.67
A-4          431333.33        6.47000%   431333.33
A-5          234033.33        6.80000%   234033.33
A-6          223958.33        6.25000%   223958.33
A-7          299712.99        5.40375%   428916.19
X-IO              0.00        0.00000%        0.00
R                 0.00        0.00000%        0.00
TOTAL       2435879.65                  7171043.79


AMOUNTS PER $1,000 UNIT

                         Principal      Interest
 Class      Cusip       Distribution  Distribution
A-1       152314DC1        34.63128526  4.70000000
A-2       152314DD9         0.00000000  4.67500000
A-3       152314DE7         0.00000000  4.94166671
A-4       152314DF4         0.00000000  5.39166663
A-5       152314DG2         0.00000000  5.66666659
A-6       152314DH0         0.00000000  5.20833326
A-7       152314DJ6         2.65304312  6.15427084
TOTAL                       9.96876661  5.12816768

            Total     Ending Certificate
 Class   Distribution     Balance
A-1        39.33128526    965.36871474
A-2              4.675   1000.00000000
A-3        4.941666714   1000.00000000
A-4        5.391666625   1000.00000000
A-5        5.666666586   1000.00000000
A-6        5.208333256   1000.00000000
A-7        8.807313963    997.34695688
TOTAL      15.09693429    990.03123339


                                  SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       CHEC FUNDING, LLC

                                        By:  /s/  Mark Frye
                                            --------------------------
                                             Name:  Mark Frye
                                             Title: Assistant Vice President
Dated:  April 30, 2001